                                                                    EXHIBIT 99.1

                        UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA

In re:  Keravision, Inc., A Delaware Corporation   |    Case No.    01-41564T
                                                   |              -------------
                                         Debtor    |    CHAPTER 11
                                                   |    MONTHLY OPERATING REPORT
                                                   |    (GENERAL BUSINESS CASE)
----------------------------------------------------

                          SUMMARY OF FINANCIAL STATUS

MONTH ENDED:                        PETITION DATE:  March 23, 2001
            ------------------                    ----------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1
                                    --

                                                   End of Current Month          End of Prior Month          As of Petition Filing
2. Asset and Liability Structure                   --------------------          ------------------          ---------------------
   a.  Current Assets..........................        $5,846,761
   b.  Total Assets............................        $8,283,256                                                $11,350,321
   c.  Current Liabilities.....................        $  391,493
   d.  Total Liabilities.......................        $7,318,140                                                $ 6,995,320

                                                                                                                  Cumulative
                                                      Current Month                  Prior Month                (Case to Date)
3. Statement of Cash Receipts &                       -------------                  -----------                --------------
   Disbursements for Month
   a.  Total Receipts..........................        $   29,463                                                $    60,780
   b.  Total Disbursements.....................        $  383,526                                                $   655,635
   c.  Excess (Deficiency) of
       Receipts Over Disbursements (a - b).....        $ (354,064)                       $0                      $  (594,855)
   d.  Cash Balance Beginning of Month.........        $4,650,343                                                $ 4,891,134
   e.  Cash Balance End of Month (c + d).......        $4,296,279                        $0                      $ 4,296,279


                                                      Current Month                  Prior Month                (Case to Date)
                                                      -------------                  -----------                --------------
4. Profit/(Loss) from the Statement of
   Operations..................................        $ (476,559)

5. Account Receivables (Pre and Post
   Petition)...................................        $  186,925

6. Post-Petition Liabilities...................        $  391,493

7. Past Due Post-Petition
   Account Payables (over 30 days)............         $  263,864

At the end of this reporting month:              Yes               No
                                                 ---               --
8.  Have any payments been made on                                  X
    pre-petition debt, other than
    payments in the normal course to
    secured creditors or lessors?
    (if yes, attach listing including
    date of payment, amount of payment
    and name of payee)

9.  Have any payments been made to                                  X
    professionals? (if yes, attach
    listing including date of payment,
    amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were          X
    all such payments approved by the
    court?

11. Have any payments been made to officers,                        X
    insiders, shareholders, relatives?
    (if yes, attach listing including date
    of payment, amount and reason for
    payment, and name of payee)

12. Is the estate insured for replacement         X
    cost of assets and for general liability?

13. Are a plan and disclosure statement on        X
    file?

14. Was there any post-petition borrowing                           X
    during this reporting period?

15. Check if paid:  X; U.S. Trustee  X; Check if filing is current for: Post-
                  ---              ---
    petition taxes tax reporting and tax returns  X  Note: We have not filed the
                                                ---
    2000 Income Tax Returns

    (Attatch explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
    -----------------------     ------------------------------------------------
                                Responsible Individual

                            STATEMENT OF OPERATIONS
                                  Keravision
                   For the Month Ended:       April 30, 2001
                                            -----------------

              Current Month
----------------------------------------
                                                                                                        Cumulative      Next Month
  Actual        Forecast       Variance                                                               (Case to Date)     Forecast
-----------   -----------    -----------                                                              --------------    -----------
                                                   Revenues:
  $  53,746     $       0     $ 53,746          1  Gross Sales                                             $  61,616
----------------------------------------                                                              -----------------------------
  $       0                   $      0          2  less: Sales Returns & Allowances
----------------------------------------                                                              -----------------------------
  $  53,746     $       0     $ 53,746          3  Net Sales                                               $  61,616     $       0
----------------------------------------                                                              -----------------------------
  $  14,690     $       0     $(14,690)         4  less: Cost of Goods Sold (Schedule 'B')                 $  19,031
----------------------------------------                                                              -----------------------------
  $  39,056     $       0     $ 39,056          5  Gross Profit                                            $  42,585     $       0
----------------------------------------                                                              -----------------------------
                $       0     $      0          6  Interest
----------------------------------------                                                              -----------------------------
                $       0     $      0          7  Other Income:
----------------------------------------                                      -----------------------------------------------------
                $       0     $      0          8
----------------------------------------           --------------------------------------------------------------------------------
                $       0     $      0          9
----------------------------------------           --------------------------------------------------------------------------------

  $  39,056     $       0     $  39,056        10     Total Revenues                                       $  42,585     $       0
----------------------------------------                                                              -----------------------------

                                                   Expenses:
                $       0     $       0        11  Compensation to Owner(s)/Officer(s)
----------------------------------------                                                              -----------------------------
  $ 110,244     $  91,942     $ (18,302)       12  Salaries                                                $ 245,273     $ 132,150
----------------------------------------                                                              -----------------------------
                $       0     $       0        13  Commissions
----------------------------------------                                                              -----------------------------
  $     283                   $    (283)       14  Contract Labor                                          $     283
----------------------------------------                                                              -----------------------------
                                                   Rent/Lease:
  $  48,939     $  53,065     $   4,126        15   Personal Property                                      $  49,117     $  79,500
----------------------------------------                                                              -----------------------------
  $  66,453     $       0     $ (66,453)       16   Real Property                                          $ 143,585     $ 113,800
----------------------------------------                                                              -----------------------------
  $  49,253     $  76,258     $  27,005        17  Insurance                                               $  79,262     $   7,115
----------------------------------------                                                              -----------------------------
                $       0     $       0        18  Management Fees
----------------------------------------                                                              -----------------------------
                $       0     $       0        19  Depreciation
----------------------------------------                                                              -----------------------------
                                                   Taxes:
  $   7,667     $  31,200     $  23,533        20   Employer Payroll Taxes                                 $   3,961     $   9,600
----------------------------------------                                                              -----------------------------
                              $       0        21   Real Property Taxes
----------------------------------------                                                              -----------------------------
  $ (62,642)    $   9,425     $  72,067        22   Other Taxes                                            $ (62,642)
----------------------------------------                                                              -----------------------------
  $     932                   $    (932)       23  Other Selling                                           $     932
----------------------------------------                                                              -----------------------------
  $  17,970     $   6,577     $ (11,393)       24  Other Administrative                                    $  17,435     $  31,240
----------------------------------------                                                              -----------------------------
  $  52,625     $  52,625     $       0        25  Interest                                                $  52,625
----------------------------------------                                                              -----------------------------
  $       0                   $       0        26  Other Expenses:                                         $       0     $  10,000
----------------------------------------                                      -----------------------------------------------------
                $       0     $       0        27
----------------------------------------           --------------------------------------------------------------------------------
  $  53,320     $  17,555     $ (35,765)       28  Patent & Legal                                          $  55,720     $  15,000
----------------------------------------           --------------------------------------------------------------------------------
  $  21,737     $  16,348     $  (5,389)       29  Utilities/Phone/Freight & Postage/Building Maint        $  28,481     $  56,413
----------------------------------------           --------------------------------------------------------------------------------
                                               30                                                          $       0     $       0
----------------------------------------           --------------------------------------------------------------------------------
  $   3,165     $   1,971     $  (1,194)       31  Travel                                                  $   3,165     $   1,750
----------------------------------------           --------------------------------------------------------------------------------
                $       0     $       0        32  Marketing/Investor Relations Expenses                   $       0     $  52,625
----------------------------------------           --------------------------------------------------------------------------------
  $ 101,949     $       0     $(101,949)       33  Clinical Studies                                        $ 101,949
----------------------------------------           --------------------------------------------------------------------------------
                              $       0        34
----------------------------------------           --------------------------------------------------------------------------------

  $ 471,895     $ 356,966     $(114,929)       35     Total Expenses                                       $ 719,146     $ 509,193
----------------------------------------                                                              -----------------------------
  $(432,839)    $(356,966)    $ (75,873)       36  Subtotal                                                $(676,561)    $(509,193)
----------------------------------------                                                              -----------------------------
                                                   Reorganization Items:
  $ (36,538)    $ (13,380)    $  23,158        37  Professional Fees                                       $ (39,008)    $ (26,400)
----------------------------------------                                                              -----------------------------
                $       0     $       0        38  Provisions for Rejected Executory Contracts
----------------------------------------                                                              -----------------------------
  $  (5,682)    $       0     $  (5,682)       39  Interest Earned on Accumulated Cash from                $  13,936
----------------------------------------           Resulting Chp 11 Case                              -----------------------------

                $       0     $       0        40  Gain or (Loss) from Sale of Equipment
----------------------------------------                                                              -----------------------------
  $  (1,500)    $  (1,500)    $       0        41  U.S. Trustee Quarterly Fees                             $  (1,500)    $  (5,222)
----------------------------------------                                                              -----------------------------
                              $       0        42
----------------------------------------            -------------------------------------------------------------------------------

  $ (43,720)    $ (14,880)    $ (28,840)       43     Total Reorganization Items                           $ (26,572)    $ (31,622)
----------------------------------------                                                              -----------------------------
  $(476,559)    $(371,846)    $(104,713)       44  Net Profit (Loss) Before Federal & State Taxes          $(703,133)    $(540,815)
----------------------------------------                                                              -----------------------------
                              $       0        45  Federal & State Income Taxes
----------------------------------------                                                              -----------------------------
  $(476,559)    $(371,846)    $(104,713)       46  Net Profit (Loss)                                       $(703,133)    $(540,815)
========================================                                                              =============================

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                 BALANCE SHEET
                                  Keravision
                      For the Month Ended: April 30, 2001
                                           --------------

Assets
                                                                        From Schedules                   Market Value
                                                                        --------------                   ------------
        Current Assets
1       Cash and cash equivalents - unrestricted                                                           $4,296,279
                                                                                                       --------------
2       Cash and cash equivalents - restricted                                                             $        0
                                                                                                       --------------
3       Accounts receivable (net)                                              A                           $  186,925
                                                                                                       --------------
4       Inventory                                                              B                           $  907,982
                                                                                                       --------------
5       Prepaid expenses                                                                                   $  451,058
                                                                                                       --------------
6       Professional retainers                                                                             $        0
                                                                                                       --------------
7       Other: Employee Receivables                                                                        $    4,516
               --------------------------------------------                                            --------------
8
        ---------------------------------------------------                                            --------------
9               Total Current Assets                                                                       $5,846,761
                                                                                                       --------------
        Property and Equipment (Market Value)

10      Real property                                                          C                           $        0
                                                                                                       --------------
11      Machinery and equipment                                                D                           $1,516,257
                                                                                                       --------------
12      Furniture and fixtures                                                 D                           $  197,952
                                                                                                       --------------
13      Office equipment                                                       D                           $        0
                                                                                                       --------------
14      Leasehold improvements                                                 D                           $  349,647
                                                                                                       --------------
15      Vehicles                                                               D                           $        0
                                                                                                       --------------
16      Other:                                                                 D
               --------------------------------------------                                            --------------
17                                                                             D
        ---------------------------------------------------                                            --------------
18                                                                             D
        ---------------------------------------------------                                            --------------
19                                                                             D
        ---------------------------------------------------                                            --------------
20                                                                             D
        ---------------------------------------------------                                            --------------
21              Total Property and Equipment                                                               $2,063,856
                                                                                                       --------------

        Other Assets

22      Loans to shareholders                                                                              $  226,626
                                                                                                       --------------
23      Loans to affiliates
                                                                                                       --------------
24      Deposits - Facilities                                                                              $   73,671
        ---------------------------------------------------                                            --------------
25      Deposits - Lease Lines                                                                             $   72,343
        ---------------------------------------------------                                            --------------
26
        ---------------------------------------------------                                            --------------
27
        ---------------------------------------------------                                            --------------
28              Total Other Assets                                                                         $  372,640
                                                                                                       --------------
29              Total Assets                                                                               $8,283,256
                                                                                                       ==============

NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
          Net Book Value of Equipment

                        SCHEDULES TO THE BALANCE SHEET
                                  Keravision


                                  Schedule A

                     Accounts Receivable and (Net) Payable

                                                     Accounts Receivable          Accounts Payable              Past Due
                                                   [Pre and Post Petition]         [Post Petition]          Post Petition Debt
Receivables and Payables Agings                    -----------------------        ----------------          ------------------
    0 -30 Days..................................         $ 53,547                     $ 86,925
    31-60 Days..................................         $ 36,851                     $ 22,011
    61-90 Days..................................         $ 73,347                     $ 62,402                   $263,864
    91+ Days....................................         $321,826                     $179,452
    Total accounts receivable/payable...........         $485,570                     $350,789
    Allowance for doubtful accounts.............         $298,645
    Accounts receivable (net)...................         $186,925

                                  Schedule B
                         Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                  Cost of Goods Sold
----------------------------------                                  ------------------
                                                 Inventory(ies)
                                                   Balance at
                                                  End of Month      Inventory Beginning of Month...............          929,343.24
                                                 --------------     Add -
Retail/Restaurants -                                                 Net purchase..............................         $         0
 Product for resale..........................                        Direct labor..............................         $         0
                                                                     Manufacturing overhead....................         $    (3,431)

Distribution -                                                       Freight in................................         $         0
 Products for resale.........................                        Other.....................................         $    (3,667)

                                                                    Scrap......................................         $       357
Manufacturer -
 Raw Materials...............................      $    278,991

 Work-in-progress............................      $      1,084     Less -
 Finished goods..............................      $  2,631,906      Inventory End of Month....................         $   907,982
                                                                     Shrinkage.................................         $       (70)

 Other - Explain.............................      $ (2,003,999)     Personal Use..............................
                                                                    Cost of Goods Sold.........................         $    14,690
     TOTAL...................................      $    907,982

Method of Inventory Control                                         Inventory Valuation Methods

Do you have a functioning perpetual inventory system?               Indicate by a checkmark method of inventory used.

            Yes   X        No
               ------        -------

How often do you take a complete physical inventory?                Valuation methods -

                                                                     FIFO cost
                                                                                                   --------
 Weekly                          X                                   LIFO cost
                              --------                                                             --------
 Monthly                                                             Lower of cost or market           X
                              --------                                                             --------
 Quarterly                                                           Retail method
                              --------                                                             --------
 Semi-annually                                                       Other
                              --------                                                             --------
 Annually                                                            Explain
                              --------                                                             --------

Date of last physical inventory was     We have an ongoing cycle count program
                                        ----------------------------------------

Date of next physical inventory is      Weekly
                                        ----------------------------------------

                                  Schedule C
                                 Real Property

Description                                                                           Cost                 Market Value
                                                                                      ----                 ------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------
      Total                                                                           $        0                 $        0
                                                                              ==================     ======================

                                  Schedule D
                           Other Depreciable Assets

Description                                                                           Cost                 Market Value
                                                                                      ----                 ------------
Machinery & Equipment -
                                                                                      $4,922,027                 $1,516,257
    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------
      Total                                                                           $4,922,027                 $1,516,257
                                                                              ==================     ======================
Furniture & Fixtures -
                                                                                      $  922,307                 $  197,952
    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------
      Total                                                                           $  922,307                 $  197,952
                                                                              ==================     ======================
Office Equipment -
      Trade show Booth                                                                $  178,870
    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------
      Total                                                                           $  178,870                 $        0
                                                                              ==================     ======================
Leasehold Improvements -
                                                                                      $  774,720                 $  349,647
    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------
      Total                                                                           $  774,720                 $  349,647
                                                                              ==================     ======================
Vehicles -

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------

    -------------------------------------------------                         ------------------     ----------------------
      Total                                                                           $        0                 $        0
                                                                              ==================     ======================

                                  Schedule E
                         Aging of Post-Petition Taxes
                  (As of End of the Current Reporting Period)



Taxes Payable                                    0-30 Days    31-60 Days    61-90 Days     91+ Days       Total
                                                 ---------    ----------    ----------    ----------     --------
Federal
       Income Tax Withholding..............                                                              $      0
       FICA - Employee.....................                                                              $      0
       FICA - Employer.....................                                                              $      0
       Unemployment (FUTA).................                                                              $      0
       Income..............................                                                              $      0
       Other (Attach List).................                                                              $      0
Total Federal Taxes........................       $      0    $        0    $        0    $        0     $      0
                                                  --------    ----------    ----------    ----------     --------

State and Local
       Income Tax Withholding..............                                                              $      0
       Unemployment (UT)...................                                                              $      0
       Disability Insurance (DI)...........                                                              $      0
       Empl. Training Tax (ETT)............                                                              $      0
       Sales...............................       $148,554                                               $148,554
       Excise..............................                                                              $      0
       Real property.......................                                                              $      0
       Personal property...................                                                              $      0
       Income..............................                                                              $      0
       Other (Attach List).................                                                              $      0
Total State & Local Taxes..................       $148,554    $        0    $        0    $        0     $148,554
Total Taxes................................       $148,554    $        0    $        0    $        0     $148,554
                                                  ========    ==========    ==========    ==========     ========

                                  Schedule F
                           Pre-Petition Liabilities


                                                                             Claimed       Allowed
List Total Claims For Each Classification -                                   Amount      Amount (b)
-----------------------------------------                                  -----------    ----------
       Secured claims  (a)..........................................        $6,006,207    $5,888,575
                                                                            -----------   ----------
       Priority claims other than taxes.............................        $        0    $        0
                                                                            -----------   ----------
       Priority tax claims..........................................        $  446,480    $  371,795
                                                                            -----------   ----------
       General unsecured claims.....................................        $  591,848    $  666,277
                                                                            -----------   ----------

       (a)  List total amount of claims even it under secured.
       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                  Schedule G
                           Rental Income Information
                   Not applicable to General Business Cases


                                  Schedule H
                 Recapitulation of Funds Held at End of Month


                                                 Account 1    Account 2     Account 3     Account 4
                                                 ---------    ---------     ---------     ---------
Bank......................................
                                                 ---------    ---------     ---------     ---------
Account Type..............................
                                                 ---------    ---------     ---------     ---------
Account No................................
                                                 ---------    ---------     ---------     ---------
Account Purpose...........................
                                                 ---------    ---------     ---------     ---------
Balance, End of Month.....................
                                                 ---------    ---------     ---------     ---------
Total Funds on Hand for all Accounts......              $0
                                                 =========


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                 STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
               Increase/(Decrease) in Cash and Cash Equivalents
                      For the Month Ended  April 30, 2001
                                           --------------

                                                                               Actual           Cumulative
                                                                            Current Month     (Case to Date)
                                                                            -------------     --------------
    Cash Receipts
 1     Rent/Leases Collected                                                    $        0
                                                                           ---------------     -------------
 2     Cash Received from Sales                                                 $   54,376        $   80,463
                                                                           ---------------     -------------
 3     Interest Received                                                        $        0        $        0
                                                                           ---------------     -------------
 4     Borrowings                                                               $        0        $        0
                                                                           ---------------     -------------
 5     Funds from Shareholders, Partners, or Other Insiders                     $        0        $        0
                                                                           ---------------     -------------
 6     Capital Contributions
                                                                           ---------------     -------------
 7     Employee Receivables                                                     $    6,786        $    6,786
       -------------------------------------------------------             ---------------     -------------
 8     Vendor Refunds, Payroll Tax Refund & Misc                                $    5,202        $    8,094
       -------------------------------------------------------             ---------------     -------------
 9        ADP Direct Deposit Duplicated - Fixed 6/2                             $  (32,840)       $  (32,840)
       -------------------------------------------------------             ---------------     -------------
10        Reconciling Items                                                     $   (4,061)       $   (1,723)
       -------------------------------------------------------             ---------------     -------------
11
       -------------------------------------------------------             ---------------     -------------
12        Total Cash Receipts                                                   $   29,463        $   60,780
                                                                           ---------------     -------------
    Cash Disbursements
13     Payments for Inventory                                                   $        0
                                                                           ---------------     -------------
14     Selling                                                                  $        0
                                                                           ---------------     -------------
15     Administrative                                                           $    7,488        $    7,708
                                                                           ---------------     -------------
16     Capital Expenditures                                                     $        0
                                                                           ---------------     -------------
17     Principal Payments on Debt                                               $        0        $        0
                                                                           ---------------     -------------
18     Interest Paid                                                            $   52,625        $   52,625
                                                                           ---------------     -------------
       Rent/Lease:
19        Personal Property                                                     $   50,398        $   52,896
                                                                           ---------------     -------------
20        Real Property                                                         $   64,271        $  139,221
                                                                           ---------------     -------------
       Amount Paid to Owner(s)/Officer(s)
21        Salaries
                                                                           ---------------     -------------
22        Draws
                                                                           ---------------     -------------
23        Commissions/Royalties
                                                                           ---------------     -------------
24        Expense Reimbursements                                                                  $        0
                                                                           ---------------     -------------
25        Other
                                                                           ---------------     -------------
26     Salaries/Commissions (less employee withholding)                         $  110,244        $  241,918
                                                                           ---------------     -------------
27     Management Fees
       Taxes:
28        Employee Withholding
                                                                           ---------------     -------------
29        Employer Payroll Taxes                                                $    7,667        $   30,527
                                                                           ---------------     -------------
30        Real Property Taxes
                                                                           ---------------     -------------
31        Other Taxes                                                           $    3,330        $    3,508
                                                                           ---------------     -------------
32     Other Cash Outflows:
                                                                           ---------------     -------------
33        Utilities/Building Maint/Telephone/freight & Postage                  $   12,413        $   20,094
          ----------------------------------------------------             ---------------     -------------
34        Insurance                                                             $   54,765        $   85,837
          ----------------------------------------------------             ---------------     -------------
35        Travel                                                                $    1,971        $    1,971
          ----------------------------------------------------             ---------------     -------------
36        Professional Services Patent & Legal                                  $   16,854        $   17,829
          ----------------------------------------------------             ---------------     -------------
37        Trustee Fees                                                          $    1,500        $    1,500
          ----------------------------------------------------             ---------------     -------------
38        Total Cash Disbursements:                                             $  383,526        $  655,635
                                                                           ---------------     -------------
39  Net Increase (Decrease) in Cash                                             $ (354,064)       $ (594,855)
                                                                           ---------------     -------------
40  Cash Balance, Beginning of Period                                           $4,650,343        $4,891,134
                                                                           ---------------     -------------
41  Cash Balance, End of Period                                                 $4,296,279        $4,296,279
                                                                           ===============     =============

                            STATEMENT OF CASH FLOWS
          (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                              For the Month Ended _______


                                                                                        Actual          Cumulative
       Cash Flows From Operating Activities                                          Current Month    (Case to Date)
                                                                                     -------------    -------------
  1                  Cash Received from Sales
                                                                                     --------------   -------------
  2                  Rent/Leases Collected
                                                                                     --------------   -------------
  3                  Interest Received
                                                                                     --------------   -------------
  4                  Cash Paid to Suppliers
                                                                                     --------------   -------------
  5                  Cash Paid for Selling Expenses
                                                                                     --------------   -------------
  6                  Cash Paid for Administrative Expenses
                                                                                     --------------   -------------

                     Cash Paid for Rents/Leases:

  7                      Personal Property
                                                                                     --------------   -------------
  8                      Real Property
                                                                                     --------------   -------------
  9                  Cash Paid for Interest
                                                                                     --------------   -------------
 10                  Cash Paid for Net Payroll and Benefits
                                                                                     --------------   -------------

                     Cash Paid to Owner(s)/Officer(s)

 11                      Salaries
                                                                                     --------------   -------------
 12                      Draws
                                                                                     --------------   -------------
 13                      Commissions/Royalties
                                                                                     --------------   -------------
 14                      Expense Reimbursements
                                                                                     --------------   -------------
 15                      Other
                                                                                     --------------   -------------

                     Cash Paid for Taxes Paid/Deposited to Tax Acct.

 16                      Employer Payroll Tax
                                                                                     --------------   -------------
 17                      Employee Withholdings
                                                                                     --------------   -------------
 18                      Real Property Taxes
                                                                                     --------------   -------------
 19                      Other Taxes
                                                                                     --------------   -------------
 20                  Cash Paid for General Expenses
                                                                                     --------------   -------------
 21
                   ---------------------------------------------------------------   --------------   -------------
 22
                   ---------------------------------------------------------------   --------------   -------------
 23
                   ---------------------------------------------------------------   --------------   -------------
 24
                   ---------------------------------------------------------------   --------------   -------------
 25
                   ---------------------------------------------------------------   --------------   -------------
 26
                   ---------------------------------------------------------------   --------------   -------------

 27                      Net Cash Provided (Used) by Operating Activities before                $0              $0
                         Reorganization Items
                                                                                     --------------   -------------

     Cash Flows From Reorganization Items

 28                  Interest Received on Cash Accumulated Due to Chp 11 Case

                                                                                     --------------   -------------
 29                  Professional Fees Paid for Services in Connection with
                     Chp 11 Case

                                                                                     --------------   -------------
 30                  U.S. Trustee Quarterly Fees

                                                                                     --------------   -------------
 31
                   --------------------------------------------------------------    --------------   -------------

 32                      Net Cash Provided (Used) by Reorganization Items                       $0              $0
                                                                                     --------------   -------------
 33  Net Cash Provided (Used) for Operating Activities and Reorganization Items                 $0              $0
                                                                                     --------------   -------------

     Cash Flows From Investing Activities

 34                  Capital Expenditures

                                                                                     --------------   -------------
 35                  Proceeds from Sales of Capital Goods due to Chp 11 Case

                                                                                     --------------   -------------
 36
                   --------------------------------------------------------------    --------------   -------------

 37                      Net Cash Provided (Used) by Investing Activities                       $0              $0
                                                                                     --------------   -------------

     Cash Flows From Financing Activities

 38                  Net Borrowings (Except Insiders)
                                                                                     --------------   -------------
 39                  Net Borrowings from Shareholders, Partners, or Other Insiders

                                                                                     --------------   -------------
 40                  Capital Contributions

                                                                                     --------------   -------------
 41                  Principal Payments
                                                                                     --------------   -------------
 42
                   ---------------------------------------------------------------   --------------   -------------

 43                      Net Cash Provided (Used) by Financing Activities                       $0              $0
                                                                                     --------------   -------------
 44  Net Increase (Decrease) in Cash and Cash Equivalents                                       $0              $0
                                                                                     --------------   -------------
 45  Cash and Cash Equivalents at Beginning of Month
                                                                                     --------------   -------------
 46  Cash and Cash Equivalents at End of Month                                                  $0              $0

                                                                                     ==============   =============